THE ARBITRAGE FUNDS

Water Island Long/Short Fund

(the “Fund”)

Supplement dated February 25, 2021 to the Summary Prospectus dated September 30, 2020

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS

Effective February 22, 2021, Edward Chen is no longer a portfolio manager for the Fund. All references to Mr. Chen are hereby deleted from the Summary Prospectus. Also, effective February 22, 2021, John Orrico, CFA is a portfolio manager of the Fund.

The following hereby replaces the disclosure under the heading “Portfolio Managers” in the Summary Prospectus on page 8:

Portfolio Manager	Portfolio Manager Since
Curtis Watkins, CFA	September 2015
John Orrico, CFA, CIO, and President and Trustee of The Arbitrage Funds	February 2021

Please retain this supplement for future reference.